FOR RELEASE ON APRIL 24, 2003

                                                     Contact:  Paul Nolan, CFO
                                                               Nanometrics, Inc.
                                                               408.435.9600 x122


NANOMETRICS ANNOUNCES FINANCIAL RESULTS FOR THE FIRST QUARTER OF 2003

Milpitas, California, April 24, 2003 - Nanometrics Incorporated (NASDAQ: NANO) today reported financial results for the first quarter ended March 31, 2003.

Total revenues for the first quarter of 2003 were $9.4 million, a decrease of 4% from $9.7 million in the fourth quarter of 2002 and an increase of 17% compared to $8.0 million for the first quarter of 2002. The increase in first quarter revenues in 2003 compared to the first quarter of 2002 resulted from stronger demand for semiconductor process control equipment particularly in the U.S. and Pacific Rim countries. The net loss in the first quarter of 2003 was $9.6 million or $.80 per diluted share, compared to a net loss of $1.5 million or $.13 per diluted share for the same period last year. The net loss for the first quarter of 2003 includes a $6.0 million charge to record a valuation allowance against deferred income tax assets. The Company's financial position continues to be strong with cash and short-term investments totaling $32.7 million.

Nanometrics Incorporated is a leading supplier of automated and integrated metrology equipment used for advanced integrated circuit, flat panel display and magnetic head manufacturing. The Company's corporate office is located at 1550 Buckeye Drive, Milpitas, CA 95035, with sales and service offices worldwide. Nanometrics is traded on NASDAQ under the symbol NANO. Nanometrics' website is http://www.nanometrics.com.

                            NANOMETRICS INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                   (Amounts in thousands except share amounts)
                                   (Unaudited)


                                                      March 31,     December 31,
ASSETS                                                  2003            2002
                                                      ---------      ---------
CURRENT ASSETS:
   Cash and cash equivalents                          $   6,822      $   7,967
   Short-term investments                                25,903         28,899
   Accounts receivable, net of allowances
     of $566 and $566                                    11,654          9,021
   Inventories                                           24,358         25,847
   Deferred income taxes                                    862          6,840
   Prepaid expenses and other                             2,993          2,803
                                                      ---------      ---------
      Total current assets                               72,592         81,377

PROPERTY, PLANT AND EQUIPMENT, NET                       49,461         50,050
OTHER ASSETS                                              2,954          3,261
                                                      ---------      ---------
       TOTAL                                          $ 125,007      $ 134,688
                                                      =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                   $   1,657      $   1,708
   Accrued payroll and related expenses                   1,460          1,004
   Deferred revenue                                       1,719          1,396
   Other current liabilities                              1,080          1,574
   Income taxes payable                                     141            139
   Current portion of debt obligations                      934            780
                                                      ---------      ---------
         Total current liabilities                        6,991          6,601

DEFERRED INCOME TAXES                                       862            858
DEBT OBLIGATIONS                                          2,936          3,123
                                                      ---------      ---------

         Total liabilities                               10,789         10,582
                                                      ---------      ---------

SHAREHOLDERS' EQUITY:
   Common stock, no par value;
     50,000,000 shares authorized;
     12,006,641 and 12,006,641 outstanding               99,911         99,911
    Retained earnings                                    14,891         24,475
   Accumulated other comprehensive income                  (584)          (280)
                                                      ---------      ---------
         Total shareholders' equity                     114,218        124,106
                                                      ---------      ---------
       TOTAL                                          $ 125,007      $ 134,688
                                                      =========      =========

                            NANOMETRICS INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (Amounts in thousands except per share amounts)
                                   (Unaudited)


                                                          Three Months Ended
                                                               March 31,
                                                       ------------------------
                                                         2003            2002
                                                       --------        --------
NET REVENUES:
   Product sales                                       $  7,435        $  6,861
   Service                                                1,915           1,164
                                                       --------        --------
   Total net revenues                                     9,350           8,025
                                                       --------        --------

COSTS AND EXPENSES:
   Cost of product sales                                  3,659           2,792
   Cost of service                                        1,886           1,257
   Research and development                               3,373           3,386
   Selling                                                2,886           2,222
   General and administrative                             1,183             915
                                                       --------        --------

   Total costs and expenses                              12,987          10,572
                                                       --------        --------

LOSS FROM OPERATIONS                                     (3,637)         (2,547)
                                                       --------        --------

OTHER INCOME (EXPENSE):

   Interest income                                           94             165
   Interest expense                                         (24)            (22)
   Other, net                                                 3             (92)
                                                       --------        --------

Total other income, net                                      73              51
                                                       --------        --------

LOSS BEFORE INCOME TAXES                                 (3,564)         (2,496)

PROVISION (BENEFIT) FOR INCOME TAXES                      6,020            (949)
                                                       --------        --------

NET LOSS                                               $ (9,584)       $ (1,547)
                                                       ========        ========

NET LOSS PER SHARE:
   Basic and diluted                                   $  (0.80)       $  (0.13)
                                                       ========        ========


SHARES USED IN PER SHARE COMPUTATION:
   Basic  and diluted                                    12,007          11,790
                                                       ========        ========